14. Deferred Compensation and Supplemental Employee Retirement Plans	12 Months Ended
Dec. 31, 2018
Compensation Related Costs [Abstract]
Note 14. Deferred Compensation and Supplemental Employee Retirement Plans

The Company maintains a directors’ deferred compensation plan and, prior to 2005, maintained a retirement plan for its directors. Participants are general unsecured creditors of the Company with respect to these benefits. The benefits accrued under these plans were $79,045 and $96,572 at December 31, 2018 and 2017, respectively. Expenses associated with these plans were $474 and $558 for the years ended December 31, 2018 and 2017, respectively.

During 2017 and prior years, the Company maintained a SERP for certain key employees of the Company. The final payment of SERP benefits to the last participant was made on July 1, 2017 and the SERP was then terminated.